SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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PANACHE BEVERAGE INC.
(Name of Registrant as Specified in Its Charter)

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Panache Beverage Inc.
150 Fifth Avenue, 3rd Floor
New York, New York 10011

Information Statement

October 9, 2013

This Information Statement is first being mailed on or about October 9, 2013 to the holders of record of the outstanding common stock, $.001 par value per share (the “Common Stock”) of Panache Beverage Inc., a Florida corporation (the “Company”), as of the close of business on September 6, 2013 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated September 6, 2013, (the “Written Consent”) of shareholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the “Majority Shareholders”). Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to Panache Beverage Inc.

The Written Consent approved (i) a change in the state of incorporation of the Company from Florida to Delaware by merging the Company with and into a newly formed Delaware subsidiary (the “Reincorporation”), pursuant to an agreement and plan of merger (the “Plan of Merger”), in connection with which the Certificate of Incorporation and Bylaws of the Delaware corporation will become the Certificate of Incorporation and Bylaws of the Company and (ii) the decrease in the number of authorized shares of Common Stock from 200,000,000 shares to 100,000,000 shares of Common Stock.

The Written Consent constitutes the consent of a majority of the total number of the issued and outstanding shares of Common Stock of the Company and is sufficient under the Florida Business Corporation Act and the Company’s Bylaws to approve the Reincorporation. Accordingly, the Reincorporation and reduction in the number of authorized shares of Common Stock are not presently being submitted to the Company’s other shareholders for a vote. The Reincorporation and the reduction in the number of authorized shares of Common Stock will become effective on or about October 29, 2013 or as soon thereafter as practicable, following the filing of Certificates of Merger with the Delaware Secretary of State and Florida Secretary of State.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 607.0704 of the Florida Business Corporation Act.

By Order of our Board of Directors,

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INFORMATION STATEMENT PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS

GENERAL INFORMATION

This Information Statement is being first mailed on or about October 9, 2013 to shareholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Shareholders.

Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY SHAREHOLDERS

Under the Florida Business Corporation Act and the Company’s Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each shareholder is entitled to one vote per share of Common Stock on any matter which may properly come before the shareholders.

On the Record Date, the Company had 27,055,091 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

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On September 6, 2013, our board of directors (“Board of Directors”) unanimously adopted resolutions approving (i) the Reincorporation and the Agreement and Plan of Merger as set forth in Appendix A, and such approval includes the adoption of the Certificate of Incorporation (the “Delaware Certificate”) and the Bylaws (the “Delaware Bylaws”) for the Company under the laws of the State of Delaware, each to become effective concurrently with the effectiveness of the Reincorporation, and (ii) a change in the Company’s authorized capital stock by decreasing the authorized shares of Common Stock from two hundred million (200,000,000) shares to one hundred million (100,000,000) shares of Common Stock. In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law.

CONSENTING SHAREHOLDERS

On September 6, 2013, James Dale, Agata Podedworny, Sjoerd de Jong, Michael Roma, David Shara, and Charles Cassel being the record holders of 18,211,000 shares of our Common Stock, constituting approximately 67% of our issued and outstanding shares of Common Stock approved in writing the Reincorporation and the reduction in the number of authorized shares of Common Stock.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Reincorporation and the reduction in the number of authorized shares of Common Stock. The Company is not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by written consent and giving shareholders notice of such actions taken as required by the Exchange Act.

The Company will, when permissible following the expiration of the 10 day period mandated by the Florida Business Corporation Act and the 20 day period mandated by Rule 14C, execute the Agreement and Plan of Merger and file Certificates of Merger with the Secretary of State of Delaware and the Secretary of State of Florida to effect the Reincorporation. Our Board of Directors anticipates that the effective date of the Reincorporation will be on or about October 29, 2013.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital currently consists of 200,000,000 shares of Common Stock, par value $0.001 per share. Each share of Common Stock entitles its record holder to one (1) vote per share. Holders of the Company’s Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

At the close of business on the Record Date, the Company had 27,055,091 shares of Common Stock issued and outstanding.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. The persons named in the table have sole voting and investment power with respect to all shares beneficially owned. Unless otherwise noted below, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o our corporate offices at 150 Fifth Avenue, 3rd Floor, New York, NY 10011. Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of October 9, 2013 are deemed outstanding and held by the holder of such shares of common stock, options, warrants, or other convertible securities, for purposes of computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. Applicable percentage of ownership is based on 27,055,091 shares of Common Stock issued and outstanding as of October 9, 2013 together with securities exercisable or convertible into shares of Common Stock within sixty (60) days of October 9, 2013 for each shareholder.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class

James Dale	12,900,000	47.68%

Agata Podedworny	4,000,000	14.78%

Sjoerd de Jong	1,000,000	3.70%

Michael Romer	61,000	*

David Shara1	185,000	*

Nicholas Hines	0	--

Charles Cassel2 3101 N. Federal Highway, Ste. 502 Ft. Lauderdale, FL 33306	695,000	2.52%

All Directors and Executive Officers as a Group (7Persons)	18,841,000	68.13%

5% or Greater Stockholders

MIS Beverage Holdings, LLC 7 Beverly Court, Jackson, New Jersey 08527	2,000,000	7.39%
____________
* Less than 1%

1	Of the indicated shares of Common Stock, 160,000 shares are presently owned by Mr. Shara and the remaining 25,000 shares can be acquired pursuant to stock warrants within 60 days.

2
Includes 575,000 shares of Common Stock that can be acquired pursuant to vested stock warrants owned by Consilium Investment Management, LLC within 60 days. Does not include 4,025,000 shares of Common Stock exercisable under unvested stock warrants which are also subject to blocker provisions contained in the warrants, which may be waived upon 61 days prior written notice once such blocker provisions are applicable. Mr. Cassel is the managing director and 49% owner of Consilium Investment Management, LLC.

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ACTIONS TO BE TAKEN

The following actions were approved by written consent of the Majority Shareholders based upon the unanimous recommendation of the Board:

ACTION 1
REINCORPORATION IN DELAWARE
BACKGROUND AND PURPOSE OF REINCORPORATION

The following discussion summarizes certain aspects of the Reincorporation, which the Company anticipates will be effective on or about October 29, 2013. This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, the Delaware Certificate and the Delaware Bylaws, each in substantially the form attached to this Information Statement as Appendix A, Appendix B and Appendix C, respectively.

Overview

On September 6, 2013, the Board unanimously approved and, by written consent, the Majority Shareholders approved, the Agreement and Plan of Merger, pursuant to which the Company will effect the Reincorporation, in compliance with the Delaware General Corporation Law (the “DGCL”) and the Florida Business Corporation Act (the “FBCA”), the Delaware Certificate, pursuant to which the authorized number of shares of Common Stock will be reduced to 100,000,000 shares, and the Delaware Bylaws.

Reasons for the Reincorporation Under Delaware Law

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The Board believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Florida law, and will help the Company attract and retain its directors and officers as well as enhance access to capital. The Board also believes Delaware’s corporate laws are generally more established, highly developed and more predictable than Florida’s corporate laws, and better suited than Florida law to protect shareholders’ interests in the event of an unsolicited takeover attempt. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. In addition, the specialization and experience of the Delaware Chancery Court with corporate legal matters enables it to issue decisions more promptly and with more predictable results than courts of other states, which facilitates effective corporate decision-making. For these reasons, each of which is described more fully below, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company.

Predictability, Flexibility and Responsiveness of Delaware Law. The DGCL is generally acknowledged to be the most advanced and flexible corporate law in the country. The Delaware General Assembly annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate law continues to be responsive to the changing needs of businesses. Delaware’s well-established body of case law construing Delaware law has evolved over the last century and provides businesses with a greater predictability than most, if not all, other jurisdictions provide.

In addition, Delaware has established a special court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively, with a relatively high level of experience, sophistication and understanding. By comparison, many states, including Florida, do not have a specialized judiciary over matters relating to corporate issues.

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The Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas of law not yet considered by Florida courts. Because the U.S. judicial system is based largely on legal precedents, the abundance of Delaware case law serves to enhance the relative clarity and predictability of many areas of corporate law, which the Board believes will offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Enhanced Ability to Attract and Retain Directors. The Board believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. The majority of public corporations are domiciled in Delaware. Many board candidates already are familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

Enhanced Anti-Takeover Protection. While the Company is currently unaware of any hostile attempts to acquire control of the Company, it believes that Delaware law is better suited than Florida law to protect shareholders’ interests in the event of an unsolicited takeover attempt. Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board under the business judgment rule, and the related enhanced scrutiny standard of judicial review, with respect to unsolicited takeover attempts.

Enhanced Access to Capital. In the opinion of the Board, underwriters and other securities professionals may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Securities professionals are also more willing to assist Delaware corporations in capital raising programs due, in part, to the fact that such professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even when the corporate laws of such jurisdictions are comparable to those of Delaware. Similarly, investors, particularly those outside of the United States, will recognize Delaware law as a “standard” domicile for the corporation, and may therefore be more likely to invest in the Company’s securities. Corporations domiciled in Delaware also tend to enjoy a greater following among institutional holders for this same reason.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company’s legal domicile. The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with the Company. There will be no substantive change in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each shareholder’s shares of Panache Common Stock will be converted into an equivalent number of shares of Company Common Stock.

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The Delaware Certificate and Delaware Bylaws of the Company will be the governing instruments of the surviving corporation following the Merger with Panache, resulting in several changes from the current Articles of Incorporation and Bylaws of Panache. Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Florida to an office and agent in Delaware. Some changes, however, will be substantive in nature. The Delaware Certificate and the Delaware Bylaws were adopted in order to reflect the reincorporation of the Company in the State of Delaware and to implement provisions deemed by the Board to be in the best interests of the Company and its shareholders. There are also material differences between the FBCA and the DGCL. Certain substantive changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Florida and Delaware law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Florida and Delaware corporate laws and the Certificate of Incorporation and Bylaws of the Company, copies of which are included herewith as Appendix B and Appendix C, respectively.

As disclosed in more detail under the heading “Anti-Takeover Effects of Certain Provisions of Delaware Law and our Certificate of Incorporation and Bylaws” below, certain provisions of the Company’s Certificate of Incorporation and Bylaws and applicable provisions of the DGCL may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board and management.

 Effective Time of the Reincorporation

The Agreement and Plan of Merger and the Reincorporation are expected to become effective on or about October 29, 2013, upon filing of the Certificate of Mergers with the Delaware and Florida Secretaries of State (the “Effective Time”). At the Effective Time, the Company will be deemed for all purposes of the laws of the State of Delaware and the laws of the State of Florida to be the same entity as of immediately prior to the Reincorporation, and will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL.

Changes to Articles of Incorporation

(a)           Change in Authorized Stock.

Panache’s authorized capital on the Record Date consisted of 200,000,000 shares of Common Stock, par value $.001 per share. The total authorized capital of the Company consists of 100,000,000 shares of Common Stock, par value $.001 per share.

The shares of Common Stock authorized under the Delaware Certificate will be substantially identical to the shares of Panache Common Stock now authorized under the Panache’s Articles of Incorporation. Holders of Panache’s Common Stock are not entitled under Panache’s Articles of Incorporation, and are not entitled under the Company’s Certificate of Incorporation, to preemptive rights to subscribe for additional securities that may be issued by the Company in the future.

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(b)           Limited Liability of Directors.

The Delaware Certificate limits the liability of the Company’s directors to the maximum extent permitted by Delaware law. As a result, a director will have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except for (i) for breach of the director’s duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. Panache’s current Articles of Incorporation do not contain any provision limiting the liability of the Company’s directors under Florida law; however, Florida law currently provides for similar limitation of director liability. Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of the Delaware Certificate and Delaware Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(c)           Restrictions on Business Combinations with Interested Shareholders.

The Company will be governed by the terms and provisions of Section 203 of the DGCL, regulating corporate takeovers. The application of this section of the DGCL will limit the ability of the Company’s shareholders to approve a transaction that they may deem to be in their interests if such transaction is with an interested stockholder. The FBCA subjects the Company to similar restrictions on transactions with interested shareholders, summarized below under the heading “Change from Florida Law to Delaware Law,” and Panache’s current Articles of Incorporation does not contain a provision expressly electing not to be governed by that statute.

(d)           No Restrictions on Control Share Acquisitions.

Other than Section 203 of the DGCL, Delaware does not have laws governing control share acquisitions. The Company has will be governed by the terms and provisions of Section 203 of the DGCL, restricting certain acquisitions of a controlling interest in a corporation. Though the FBCA subjects companies to restrictions on control share acquisitions, summarized below under the heading “Change from Florida Law to Delaware Law,” the FBCA expressly exempts from the statute any company whose principal place of business is not located in the State of Florida.

Changes to Bylaws

(a)           Special Meeting of Shareholders

Panache’s current Bylaws provide that special meetings of shareholders may be called by a majority of the Board, the CEO or the holders of not less than 10% of all votes. The Delaware Bylaws do not provide shareholders with the ability to call special meetings of shareholders.

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(b)           Advance Notice Procedures

Panache’s current Bylaws do not provide a procedure for shareholders to bring matters before the annual meeting of shareholders. The Delaware Bylaws provide such procedures.

(c)           Action by Shareholders without a Meeting

Under Panache’s current Bylaws, any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting if a written consent setting forth the action to be taken is signed by the holders of outstanding shares entitled to vote on such matter having not less than the minimum number of votes that would be necessary to authorize or take such action. The Delaware Bylaws allow shareholders to act by such written consent only on matters where the Board of Directors has previously approved such actions to be taken.

Change from Florida Law to Delaware Law

As a result of the Reincorporation, the Company will now be governed by Delaware corporation laws. The following chart summarizes some of the material differences between the FBCA and the DGCL. This chart does not address each difference between Florida law and Delaware law, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

Florida	Delaware

Standard of Conduct for Directors

Under the FBCA, directors have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under the DGCL, directors are charged with a fiduciary duty to the corporation and to the corporation’s shareholders. Under the DGCL, the legal obligations of corporate fiduciaries fall into two broad categories: a duty of care and a duty of loyalty. The duty of care essentially requires a director be attentive and inform himself of all material facts regarding a decision before taking action. The duty of loyalty generally requires that directors’ actions be motivated solely by the best interests of the corporation and its shareholders. A director, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information presented to the corporation by any of its officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation.

The board of directors, committees of the board of directors and individual directors, when discharging their duties, generally are not permitted to consider the interests of any constituencies other than the corporation or its shareholders. The interests of non-shareholder constituencies can only be considered to the extent they are consistent with the interests of shareholders. Furthermore, directors’ actions are normally reviewed under the “business judgment rule” under which directors are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interests of the corporation. This presumption may be overcome if a preponderance of the evidence shows that the directors’ decision involved director self-interest, lack of good faith, or failure of the board of directors to exercise due care. If the presumptions of the business judgment rule are rebutted, the action is reviewed under the “entire fairness” standard, and directors have the burden of proving the challenged transaction is fair to the corporation. Delaware courts have applied enhanced scrutiny to the actions of directors of a Delaware corporation taken in response to takeovers and in the context of changes in control.

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Florida	Delaware

Dividends and other Distributions

Under the FBCA, a corporation may make a distribution, unless after giving effect to the distribution: the corporation would not be able to pay its debts as they come due in the usual course of business; or the corporation’s assets would be less than the sum of its total liabilities. Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Limitation of Liability

The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure: constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; constitutes a transaction from which the director derived an improper personal benefit; results in an unlawful distribution; in the case of a derivative action or an action by a shareholder, which constitutes conscious disregard for the best interests of the corporation or willful misconduct; or in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

Under the DGCL a corporation is permitted to adopt provisions in its certificate of incorporation exculpating a director from personal liability for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or acts that involve intentional misconduct or a knowing violation of law, or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate expressly limited the liability of directors to the full extent of Delaware law.

Indemnification

Florida law allows indemnification if a person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; a transaction from which the person derived an improper personal benefit; in the case of a director, an unlawful distribution to shareholders; or willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

Under the DGCL, a corporation has the power to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the individual’s conduct was unlawful.

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Florida	Delaware

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

(1)   the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

(2)   the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power; or

(3)  the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged liable to the corporation.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of shareholders, disinterested directors or otherwise.

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Florida	Delaware

Expiration of Proxies

The FBCA provides that proxies may be valid for 11 months unless a longer period is provided in the proxy.
Under the DGCL, no proxy is valid more than three years after its date unless such proxy otherwise provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. Neither the Delaware Certificate nor the Delaware Bylaws provide otherwise.

Interested Shareholder Combinations;
Control Share Acquisitions

Section 607.0901 of the FBCA (also referred to as the Florida Affiliated Transactions Act) generally requires approval by a majority of disinterested directors or two-thirds of shareholders in specified transactions between a corporation and holders of more than 10% of the outstanding voting shares of the corporation (or their affiliates). Florida law also permits the board of directors evaluating a tender offer or other business combination to consider all relevant factors including, without limitation, social, legal, economic or other effects on employees, customers, suppliers, and other constituencies, possible impact on the local community, and impact on the Florida and national economies. The statute generally permits companies to elect not to be governed by its provisions. However the Company’s current Articles of Incorporation does not contain a provision expressly electing not to be governed by this statute.

Section 607.0902 of the FBCA (also referred to as the Florida Control Share Act) generally provides that shares acquired in a "control share acquisition" will not possess any voting rights unless such voting rights are approved by a majority of the corporation's disinterested shareholders. A "control-share acquisition" is an acquisition, directly or indirectly, by any person having ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding "control shares" of a publicly held Florida corporation. "Control Shares" are shares which, except for the Florida Control Share Act, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (a) at least 20% but less than 331/3% of all voting power; (b) at least 331/3% but less than a majority of all voting power; or (c) a majority or more of all voting power.

DGCL Section 203, in general, prohibits a business combination between a corporation and an interested shareholder within three years of the time such shareholder became an interested shareholder, unless:

●     prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

●    upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

•     at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a shareholders’ meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested shareholder.

The restrictions of the DGCL do not apply to corporations that have elected, in the manner provided therein, not to be subject to the DGCL Section 203 or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 shareholders. Although the Company will not be subject to Section 203 immediately following the Reincorporation, it will become subject to such provisions if its securities are listed on a national securities exchange or its securities are held of record by at least 2,000 shareholders.

Delaware does not have any provision comparable to Florida's control share acquisition statute.

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Anti-Takeover Effects of Certain Provisions of Delaware Law and the Company’s Certificate of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. Certain provisions of Delaware’s corporation law and the Delaware Certificate and Delaware Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a shareholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by shareholders. These provisions are summarized in the following paragraphs.

Limitation of Director Liability. The Delaware Certificate limits the liability of our directors (in their capacity as directors but not in their capacity as officers) to us or our shareholders to the fullest extent permitted by Delaware law. Specifically, our directors will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; (b) under Section 174 of the DGCL, which relates to unlawful payments of dividends, or (c) any transaction from which the director derives an improper personal benefit.

Indemnification Arrangements. The Delaware Certificate allows us to indemnify our officers and directors to the fullest extent permitted by Delaware law. In addition, the Delaware Bylaws provide that our directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the DGCL.

Actions by Shareholder consent. The Delaware Bylaws allow shareholders to act by such written consent but only on matters where the Board of Directors has previously approved such actions to be taken.

Anticipated Federal Tax Consequences Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, Panache would be considered the acquiror and the Company, as the surviving corporation, would be treated as the successor to Panache’s historical operations. Accordingly, Panache’s historical financial statements would be treated as the financial statements of the surviving corporation.

The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Delaware. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)
the Reincorporation of the Company in the State of Delaware to be accomplished by a merger between Panache and the Company will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)	no gain or loss for federal income tax purposes will be recognized by shareholders of Panache on receipt by them of shares of Company Common Stock in exchange for shares of Panache Common Stock;

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(c)
the basis of the Company Common Stock received by shareholders of Panache in exchange for their shares of Panache Common Stock pursuant to the Reincorporation in the State of Delaware will be the same as their basis for Panache’s Common Stock; and

(d)
the holding period for the Company Common Stock for capital gains treatment received in exchange for Panache’s Common Stock will include the period during which the Panache Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice and the tax consequences of the Reincorporation may not be the same for all shareholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Delaware. A successful challenge by the Internal Revenue Service could result in taxable income to Panache, the Company and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

ACTION 2
DECREASE IN AUTHORIZED COMMON SHARES

The decrease in the number of authorized shares of Common Stock from 200,000,000 shares to 100,000,000 shares is being done to reduce the Company’s anticipated Delaware franchise tax liability, which is based, in part, on the number of authorized shares that the Company has. The Board of Directors believes that such amount of authorized shares of Common Stock should be sufficient for the Company’s foreseeable needs.

RIGHTS OF DISSENTING SHAREHOLDERS

Shareholders complying with Sections 607.1301, 607.1302, 607.1303, 607.1320, 607.1321, 607.1323, 607.1324, 607.1326, 607.1330, 607.1331, 607.1332, and 607.1333 of the FBCA, which we will refer to as the "Florida statute" in this section are entitled to appraisal rights in connection with the reincorporation merger. Copies of these provisions of the Florida statute are attached hereto as Appendix D to this Notice.

Section 607.1302 of the Florida statute provides that a shareholder is entitled to appraisal rights and to obtain payment of the fair value of that shareholder's shares in the event of, among other things, consummation of a merger to which the shareholder is entitled to vote.

Under Section 607.1321 of the Florida statute, if a shareholder wishes to assert appraisal rights in connection with the Reincorporation, he or she must deliver to us, within 20 days after receiving notice from us that they may be entitled to such rights, written notice of the shareholder's intent to demand payment if the Reincorporation is completed.

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If the Reincorporation becomes effective, we must deliver a written appraisal notice and form, together with financial statements, to all shareholders who satisfied the requirements of Section 607.1321 of the Florida statute, specifying the date the corporate action became effective. The form must state, among other things:

-	where the form must be sent;

-	where certificates must be deposited and the date by which those certificates must be deposited;

-	a date by which we must receive the completed form;

-	an estimate of the fair value of the shares and an offer to pay each shareholder who is entitled to appraisal rights the fair value.

A shareholder who wishes to exercise appraisal rights must return the form by the date specified in the notice. Alternatively, a shareholder who is dissatisfied with our offer of estimated fair value as set forth in the notice must notify us of his or her estimate of the fair value of shares by the due date for the form and demand payment of that estimate plus interest. Failure to return the form and, if applicable, share certificates, or notify us of his or her estimate of fair value by the due date will cause the shareholder to waive the right to demand payment.

A shareholder may withdraw its exercise of appraisal rights by notifying us, in writing, by the date designated in the appraisal notice. A shareholder who fails to withdraw in this manner may not thereafter withdraw without our written consent. If the shareholder accepts our offer for payment of the estimated fair value for the shares, payment will be made within 90 days after our receipt of the form.

The costs and expenses of any dissent proceeding will be determined by the court and will ordinarily be assessed against us, but costs and expenses may be assessed against all or some of the dissenting shareholders, in such amounts as the court deems equitable, to the extent the court finds such dissenting shareholders acted "arbitrarily, vexatiously or not in good faith" in demanding payment after receiving an offer of payment from us. The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

-	against us and in favor of any or all dissenting shareholders if the court finds that we did not substantially comply with the relevant requirements of Florida law; or

-
against us or a dissenting shareholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted "arbitrarily, vexatiously or not in good faith" with respect to the rights provided by the Florida law.

-
If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to the other dissenting shareholders similarly situated, and that the fees for the services should not be assessed against us, the court may award such counsel reasonable fees to be paid out of the amounts awarded to dissenting shareholders who were benefited.

The above is only a summary of Florida's dissenters' rights provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Appendix D to this proxy statement. We urge each shareholder to carefully read the full text of the provisions of Florida law governing dissenters' rights.

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DELIVERY OF DOCUMENTS TO
MULTIPLE SHAREHOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from such shareholders. Upon receipt of such notice, the Company will undertake to promptly deliver a separate copy of the Information Statement to the shareholder at the shared address to which a single copy of the Information Statement was delivered. In the event you desire to provide such notice to us with respect to this Information Statement or any future Annual Report, Proxy Statement or Information Statement, such notice may be given verbally by phoning the Company’s head office at (646) 480-7479 or by mail to 150 Fifth Avenue, 3rd Floor, New York, NY 10011.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports on Forms 10-K and 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

PANACHE BEVERAGE INC.

By:	/S/ JAMES DALE
JAMES DALE
Chief Executive Officer

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Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated October __, 2013 (the "Agreement"), is between PANACHE BEVERAGE INC, a Florida corporation ("Panache"), and PANACHE BEVERAGE INC. (the "Company"), a Delaware corporation and a wholly-owned subsidiary of Panache. Panache and the Company are sometimes hereinafter collectively referred to as the "Constituent Corporations."

RECITALS

WHEREAS, Panache is a corporation organized and existing under the laws of the State of Florida, and, as of the date hereof, has 27,055,091 shares of common stock, $0.001 par value per share, issued and outstanding ("Panache Common Stock"); and

WHEREAS, the Company is a corporation organized and existing under the laws of the State of Delaware, and, as of the date hereof, has 100 shares of common stock, par value $0.001 per share, issued and outstanding ("Company Common Stock"), all of which are held by Panache; and

WHEREAS, the respective Boards of Directors of Panache and the Company have adopted and approved, as the case may be, this Agreement, which is the plan of merger for purposes of the Florida Business Corporation Act and the agreement of merger for purposes of the Delaware General Corporation Law, and the transactions contemplated by this Agreement, including the Merger (as hereinafter defined); and

WHEREAS, the Board of Directors of Panache has determined that for the purpose of effecting the reincorporation of Panache into the State of Delaware, this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of Panache and its shareholders, and the sole Director of the Company has determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of the Company and its sole stockholder; and

WHEREAS, the respective Boards of Directors of Panache and the Company have determined to recommend this Agreement and the Merger to their respective shareholders and stockholder, as the case may be.

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NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Panache and the Company hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I
MERGER

1.1.           Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Florida Business Corporation Act, Panache shall be merged with and into the Company (the "Merger"), whereupon the separate existence of Panache shall cease and the Company shall be, and is hereinafter sometimes referred to as, the "Surviving Corporation.

1.2.           Filing and Effectiveness. The Merger shall become effective, upon the filing of (i) the certificate of merger with the Secretary of State of the State of Delaware and (ii) the articles of merger with the Secretary of State of the State of Florida, unless another date and time is set forth in the certificate of merger and the articles of merger. The date and time when the Merger shall become effective is referred to herein as the "Effective Date of the Merger."

1.3.           Effect of the Merger.

(a) On the Effective Date of the Merger, the Merger shall have the effects set forth in the applicable provisions of the Delaware General Corporation Law and the Florida Business Corporation Act and the Constituent Corporations shall become a single corporation, which shall be the Company, and the separate existence of Panache shall cease except to the extent provided by the laws of the States of Florida and Delaware. The Company shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in the Company without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Company shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations and any existing claim, action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not occurred, or the Surviving Corporation may be substituted in such claim, action or proceeding, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

(b) On the Effective Date, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which Panache is then a party shall be automatically assumed by, and continue to be the plan of, the Company, without further action by Panache or the Company or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, Panache Common Stock, after the Effective Date of the Merger, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Company Common Stock.

(c) As necessary, following the Effective Date of the Merger, the Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Merger and to reflect the fact that it is a Delaware corporation.

(d) Without limiting the generality of the foregoing, and subject thereto and to any other applicable laws, at the Effective Date of the Merger, all the properties, rights, privileges, powers and franchises of Panache shall vest in the Surviving Corporation, and, subject to the terms of this Agreement, all debts, liabilities, restrictions, disabilities and duties of Panache shall become the debts, liabilities, restrictions, disabilities and duties of the Surviving Corporation.

(e) The Merger is intended to be a tax-free plan or reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

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ARTICLE II
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1.          Certificate of Incorporation. The Certificate of Incorporation of the Company in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2.          Bylaws. The Bylaws of the Company in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3.          Directors and Officers. The directors and officers of the Surviving Corporation as of the Effective Date of the Merger shall be the same as the directors and officers of Panache immediately prior to the Effective Date of the Merger.

ARTICLE III
MANNER OF CONVERSION OF SHARES

3.1.          Panache Common Stock. Upon the Effective Date of the Merger, each share of Panache Common Stock (excluding shares held by shareholders who perfect their dissenters' rights of appraisal as provided in Section 3.3 of this Agreement) that is issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into the right to receive one fully paid and nonassessable share of Company Common Stock (the "Merger Consideration"). As of the Effective Date of the Merger, all shares of Panache Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist and each certificate that previously represented such shares of Panache Common Stock shall thereafter represent the Merger Consideration for all such shares. No fractional shares of the Common Stock will be issued in connection with the Merger.

3.2           Panache Convertible Securities. All outstanding and unexercised portions of all options, warrants and securities exercisable or convertible by their terms into Panache Common Stock (including convertible promissory notes), whether vested or unvested, which are outstanding immediately prior to the Effective Date (each, a “Panache Convertible Security”) shall be assumed by the Company and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of Company Common Stock as the holder of such Panache Convertible Security would have been entitled to receive had such holder exercised or converted such Panache Convertible Security in full immediately prior to the Effective Date (not taking into account whether such Panache Convertible Security was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions (continuous employment with Panache will be credited to an optionee for purposes of determining the vesting of the number of shares of the Company Common Stock subject to exercise under an assumed option at the Effective Date). As soon as practicable after the Effective Date, the Company shall deliver to each holder of a Panache Convertible Security an option, warrant or convertible security, as the case may be, in the Company, and shall take all steps to ensure that a sufficient number of shares of Company Common Stock is reserved for the exercise of such Panache Convertible Security for each share of Company Common Stock so reserved as of the Effective Date.

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3.3.          Dissenting Shareholders. Any holder of shares of Panache Common Stock who perfects his or her dissenters' rights of appraisal in accordance with and as contemplated by Section 607.1302 of the Florida Business Corporation Act shall be entitled to receive the value of such shares in cash as determined pursuant to Sections 607.1320 through 607.1333 of the Florida Business Corporation Act; provided, however, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the Florida Business Corporation Act, and surrendered to the Surviving Corporation the certificate or certificates representing the shares for which payment is being made. In the event that after the Effective Date of the Merger a dissenting shareholder of Panache fails to perfect, or effectively withdraws or loses, his or her right to appraisal and of payment for his or her shares, such dissenting shareholder shall be entitled to receive the Merger Consideration in accordance with Section 3.1 upon surrender of the certificate or certificates representing the shares of Panache Common Stock held by such shareholder.

3.4.          The Company Common Stock. Upon the Effective Date of the Merger, each share of Company Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be cancelled without compensation therefor and returned to the status of authorized but unissued shares.

3.5.          Exchange of Certificates.

(a)          After the Effective Date of the Merger, each holder of an outstanding certificate representing Panache Common Stock (excluding holders of certificates who perfect their dissenters' rights of appraisal as provided in Section 3.3 of this Agreement) may, at such holder's option, surrender the same for cancellation to such entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the Merger Consideration. Until so surrendered, each outstanding certificate theretofore representing Panache Common Stock shall be deemed for all purposes to represent the Merger Consideration and the associated rights.

(b)          The registered owners of Panache Common Stock on the books and records of Panache immediately prior to the Effective Date of the Merger (excluding registered owners who perfect their dissenters' rights of appraisal as provided in Section 3.3 of this Agreement) shall be the registered owners of Company Common Stock on the books and records of Company immediately after the Effective Date of the Merger, and the holders of shares of Panache Common Stock, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for by the Surviving Corporation, shall be entitled to exercise any voting and other rights with respect to, and receive dividends and other distributions upon, the shares of Company Common Stock that the holders of Panache Common Stock would be entitled to receive pursuant to the Merger.

(c)           Each certificate representing Company Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transfer that appeared on the certificates representing Panache Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

(d)           If any certificate representing shares of Company Common Stock is to be issued in a name other than the name in which the certificate surrendered in exchange therefor is registered, the following conditions must be satisfied before the issuance thereof: (i) the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) such transfer shall otherwise be proper; and (iii) the person requesting such transfer shall pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than the name of the registered holder of the certificate surrendered or shall establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

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ARTICLE IV
GENERAL PROVISIONS

4.1.          Covenants of Panache. Panache covenants and agrees that it will on or before the Effective Date of the Merger takes all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

4.2.          Covenants of the Company. The Company covenants and agrees that it will on or before the Effective Date of the Merger:

(a)           take such action as may be required to qualify to do business as a foreign corporation in the states in which Panache is qualified to do business immediately before the Effective Date of the Merger and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state laws;

(b)           take all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

4.3.          Conditions to the Obligations of the Constituent Corporations to Effect the Merger. The respective obligation of each Constituent Corporation to effect the Merger shall be subject to the satisfaction at or prior to the Effective Date of the Merger of the following conditions:

(a)           The Agreement shall have been approved by a majority of the outstanding shares of Panache Common Stock entitled to vote on the Agreement, and the Agreement shall have been adopted by the affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote on the Agreement.

(b)           No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the consummation of the Merger; provided, however that the Constituent Corporations shall use their reasonable best efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted.

4.4.          Further Assurances. From time to time, as and when required by the Company, Panache shall execute and deliver or shall cause to be executed and delivered such deeds and other instruments, and Panache shall take or cause to be taken any actions as shall be appropriate or necessary, (a) to vest or perfect in the Company or confirm that the Company shall have record ownership of or otherwise own the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Panache on the Effective Date of the Merger or shortly thereafter and (b) to carry out the purposes of or to effectuate this Agreement by the Effective Date of the Merger or shortly thereafter, unless a specific deadline is established by this Agreement.

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4.5.          Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of any Constituent Corporation, notwithstanding the approval or adoption, as the case may be, of this Agreement by the shareholders or stockholder, as the case may be, of any or both of the Constituent Corporations.

4.6.          Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 615 South DuPont Highway, Dover, DE 19901 and National Corporate Research, Ltd. is the registered agent of the Surviving Corporation at such address.

4.7.          Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation in, and copies thereof will be furnished to any shareholder or stockholder, as the case may be, of either Constituent Corporation, upon request and without cost.

4.8.          Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to principles of conflicts of laws) and, so far as applicable, the merger provisions of the Florida Business Corporation Act.

4.9.          Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Panache and the Company have caused this Agreement to be executed as of the day and year first above written by their respective duly authorized officers.

PANACHE BEVERAGE INC a Florida corporation

By:
James Dale
Chief Executive Officer

PANACHE BEVERAGE INC a Delaware corporation

By:
James Dale
Chief Executive Officer

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Appendix B

CERTIFICATE OF INCORPORATION
OF
PANACHE BEVERAGE, INC.

The undersigned, for the purposes of forming a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental hereto, and generally known as the “Delaware General Corporation Law”), does hereby make, file and record this Certificate of Incorporation, and does hereby certify as follows:

FIRST: The name of the corporation is Panache Beverage, Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, Dover, DE 19901, Kent County; and the name of the registered agent of the Corporation in the State of Delaware at such address is National Corporate Research, Ltd. The Corporation shall have the authority to designate other registered offices and registered agents both in the State of Delaware and in other jurisdictions.

THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to engage in any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000), par value $0.001 per share. All such shares are of one class and are shares of Common Stock.

Except as otherwise provided by law or this Certificate of Incorporation of the Corporation, as it may be amended from time to time, the holders of outstanding shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Except as otherwise required by law or this Certificate of Incorporation of the Corporation, as it may be amended from time to time, each holder of Common Stock is entitled to one vote for each share of Common Stock held of record by such holder with respect to all matters on which holders of Common Stock are entitled to vote. Subject to the Delaware General Corporation Law and the rights, if any, of the holders of any outstanding series of preferred stock, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the Corporation (the “Board of Directors”) in its discretion shall determine. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of preferred stock, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

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FIFTH: The Corporation shall have perpetual existence.

SIXTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

1.           The business of the Corporation shall be conducted by the officers of the Corporation under the supervision of the Board of Directors.

2.           The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation (the “Bylaws”). No election of Directors need be by written ballot.

SEVENTH:

1.           The Corporation may, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

2.           No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law: (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this paragraph (2) of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment.

EIGHTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article EIGHTH.

2

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

IN WITNESS WHEREOF, the undersigned incorporator, being the incorporator, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, does make this Certificate of Incorporation, hereby declaring and certifying that this is my act and deed and that the facts stated herein are true, and accordingly have hereunto set my hand this 25th day of September, 2013.

By:	/s/ Mark F. Coldwell
Mark F. Coldwell
Sole Incorporator

3

Appendix C

BYLAWS
OF
PANACHE BEVERAGE, INC.

ARTICLE I.
OFFICES

Section 1.01 Registered Office

The registered office of PANACHE BEVERAGE, INC. (the “Corporation”), in the State of Delaware is 615 South DuPont Highway, Dover, DE 19901, and its registered agent at such address is National Corporate Research, Ltd.

Section 1.02 Principal Office

The principal office for the transaction of the business of the Corporation shall be at such location, within or without the State of Delaware, as shall be designated by the Board of Directors of the Corporation, from time to time.

Section 1.03 Other Offices

The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II.
SHAREHOLDERS

Section 2.01 Annual Meetings

The annual meeting of the shareholders of the Corporation shall be held at the time fixed, from time to time, by the Board of Directors at such place as may be designated by the Board of Directors. If no place is stated in or fixed in the notice, meetings shall be held at the Corporation's principal office.

Section 2.02 Special Meetings

(a)          Special meetings of the shareholders may, at any time for any purpose or purposes, be called by a majority of the Board of Directors, the Chief Executive Officer ("CEO") or by such person or persons as may be authorized by the Certificate of Incorporation or these Bylaws, or by such person or persons duly designated by the Board of Directors whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons. Such meetings shall take place at the time and place as may be designated by the Board of Directors, the CEO or by such other authorized person or persons calling the meeting, as applicable.

Section 2.03 Advance Notice Procedures

(a)           Advance Notice of Shareholder Business. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the Board of Directors (or any committee thereof), or (C) by a shareholder of the corporation who (1) is a shareholder of record at the time of the giving of the notice required by this Section 2.03(a), on the record date for the determination of shareholders entitled to notice of the annual meeting and on the record date for the determination of shareholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.03(a). In addition, for business to be properly brought before an annual meeting by a shareholder, such business must be a proper matter for shareholder action pursuant to these Bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a shareholder to bring business before an annual meeting of shareholders.

(i)          To comply with clause (C) of Section 2.03(a) above, a shareholder’s notice must set forth all information required under this Section 2.03(a) and must be timely received by the secretary of the Corporation. To be timely, a shareholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the shareholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described in this Section 2.03(a)(i). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

(ii)         To be in proper written form, a shareholder’s notice to the secretary must set forth as to each matter of business the shareholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment, (2) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the shareholder or any Shareholder Associated Person and any derivative positions held or beneficially held by the shareholder or any Shareholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder or any Shareholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to any securities of the corporation, (5) any material interest of the shareholder or a Shareholder Associated Person in such business, individually or in aggregate, including any anticipated benefit to the shareholder or the Shareholder Associated Person therefrom, (6) a statement whether either such shareholder or any Shareholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal, (7) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business and (8) to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the proposal of other business on the date of such shareholder’s notice (such information provided and statements made as required by clauses (1) through (8), a “Business Solicitation Statement”). In the absence of such notice to the Corporation meeting the above requirements, a shareholder shall not be entitled to present any business at any meeting of shareholders. In addition, to be in proper written form, a shareholder’s notice to the secretary must be supplemented not later than ten days following the record date for the determination of shareholders entitled to notice of the meeting, and ten days following the record date for the determination of shareholders entitled to vote at the meeting (if that record date is different than the record date for the determination of shareholders entitled to notice of the meeting), to disclose the information contained in clauses (3) and (4) above as of the applicable record date. For purposes of this Section 2.03, a “Shareholder Associated Person” of any shareholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

 (iii)        Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.03(a) and, if applicable, Section 2.03(b) hereof. In addition, business proposed to be brought by a shareholder may not be brought before the annual meeting if such shareholder or a Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.03(a), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(b)          Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.03(b) shall be eligible for election or re-election as directors at an annual meeting of shareholders. Nominations of persons for election to the Board of Directors of the Corporation shall be made at an annual meeting of shareholders only (A) by or at the direction of the Board of Directors or (B) by a shareholder of the Corporation who (1) was a shareholder of record at the time of the giving of the notice required by this Section 2.03(b), on the record date for the determination of shareholders entitled to notice of the annual meeting and on the record date for the determination of shareholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.03(b). In addition to any other applicable requirements, for a nomination to be made by a shareholder, the shareholder must have given timely notice thereof in proper written form to the secretary of the Corporation.

(i)          To comply with clause (B) of Section 2.4(b) above, a nomination to be made by a shareholder must set forth all information required under this Section 2.03(b) and must be received by the secretary of the Corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.03(a)(i) above.

(ii)          To be in proper written form, such shareholder’s notice to the secretary must set forth:

(1)          as to each person (a “nominee”) whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, (F) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its shareholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2)          as to such shareholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5), (7) and (8) of Section 2.03(a)(ii) above, and the supplement referenced in the second sentence of Section 2.03(a)(ii) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such shareholder or Shareholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such shareholder or Shareholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(iii)         At the request of the Board of Directors, any person nominated by a shareholder for election as a director must furnish to the secretary of the Corporation (1) that information required to be set forth in the shareholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such shareholder’s nomination shall not be considered in proper form pursuant to this Section 2.03(b).

(iv)         Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of shareholders unless nominated in accordance with the provisions set forth in this Section 2.03(b). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(c)           Advance Notice of Director Nominations for Special Meetings.

(i)           For a special meeting of shareholders at which directors are to be elected pursuant to Section 2.02 hereof, nominations of persons for election to the Board of Directors shall be made only (1) by or at the direction of the Board of Directors or (2) by any shareholder of the Corporation who (A) is a shareholder of record at the time of the giving of the notice required by this Section 2.03(c), on the record date for the determination of shareholders entitled to notice of the special meeting and on the record date for the determination of shareholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.03(b)(ii) and (b)(iii) above. To be timely, such notice must be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a shareholder in accordance with the notice procedures set forth in this Section 2.03(c). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(ii)          The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(d)          Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.03, a shareholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.03, including, with respect to business such shareholder intends to bring before the annual meeting that involves a proposal that such shareholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.03 shall be deemed to affect any right of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

Section 2.04 Notice of Meetings

(a)          The Corporation shall notify shareholders of the date, time, and place of each annual and special shareholders' meeting no fewer than 10 or more than 60 days before the meeting date. The Corporation is required to give notice only to shareholders entitled to vote at the meeting. Notice shall be given by or at the direction of the CEO, the secretary, or the officer or the persons calling the meeting. Notice must be in writing; notice by electronic transmission is written notice. Notice may be communicated in person, by electronic means, by mail or by other method of delivery. Notice by electronic means must be transmitted to the shareholder in a manner authorized by the shareholder and any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to recognize such revocation shall not invalidate any meeting or other action. If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at her or his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

(b)          Notice given by electronic mean pursuant to Section 2.04(a) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the shareholder. An affidavit of the secretary, an assistant secretary or the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(c)          Notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called. Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called. If an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place if the new date, time, or place is announced at the meeting before an adjournment is taken and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If a new record date for the adjourned meeting is or must be fixed, however, notice of the adjourned meeting must be given under this section to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

(d)          Further notice to a shareholder is not required when notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him or her during the period between those two consecutive annual meetings; or all, and at least two payments sent by first-class mail of dividends or interest of securities during a 12-month period have been mailed addressed to him or her at his or her address as shown on the records of the Corporation and have been returned undeliverable. The obligation of the Corporation to give notice of a shareholder's meeting to any such shareholder shall be reinstated once the Corporation has received a new address for such shareholder for entry on its share transfer books.

Section 2.05 Quorum

(a)           Except as otherwise provided herein, or by law, or in the Certificate of Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), a quorum shall be present at all meetings of shareholders of the Corporation, if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy. Where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws.

(b)          The subsequent withdrawal of any shareholder from the meeting, after the commencement of a meeting, or the refusal of any shareholder represented in person or by proxy to vote, shall have no effect of the existence of a quorum, after a quorum has been established at such meeting.

(c)           Despite the absence of a quorum at any meeting of shareholders, then either (i) the chairperson of the meeting, or (ii) the shareholders present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Section 2.06 Voting and Acting

(a)           Except as otherwise required by law, the Certificate of Incorporation or the Bylaws, (i) shareholder action (except for Bylaw amendments, which will require a majority of shares entitled to vote, and election of directors) will be based on the affirmative vote of a majority of the votes cast and (ii) broker non-votes and abstentions will be considered for purposes of establishing a quorum but will not be considered as votes cast for or against a proposal or director nominee.

(b)          Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present in person or represented by proxy at the meeting shall be the act of such class or series.

(c)           Except as otherwise provided by statute, the Certificate of Incorporation, action taken by the Board of Directors and approved by shareholders or these Bylaws, at each meeting of shareholders, each shareholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation.

Section 2.07 Proxies

Each shareholder entitled to vote at any meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. Each such proxy shall be in writing and executed by the shareholder or his duly authorized attorney-in-fact, but no such proxy shall be voted after six (6) months from its date of execution, unless such proxy is coupled with an interest or such proxy provides for a longer period, not to exceed five years. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, any only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the share itself or an interest in the Corporation generally. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the Delaware General Corporation Law (“DGCL”).

Section 2.08 Fixing of Record Date

In order that the Corporation may determine the shareholders of record entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If no record date is fixed by the Board of Directors:

(a)           the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(b)           the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and

(c)           the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may affix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.08 at the adjourned meeting.

Section 2.09 Voting Record

(a)           At least ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting, the secretary or other officer of the Corporation having charge of the transfer books shall compile a complete list, in alphabetical order, of the names and addresses of shareholders entitled to vote at such meeting, arranged by voting group with the number and class and series, if any, of shares held by each. This list shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder during the period it is available for inspection during normal business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder or his or her agent or attorney during the meeting or any adjournment.

(b)          The shareholders' list is prima facie evidence of the identity of the shareholders entitled to examine the shareholders' list or to vote at any meeting of shareholders.

(c)           Failure to comply with the requirements of this section shall not affect the validity of any action taken at a meeting of shareholders. However, if the requirements of this section have not been substantially complied with or if the Corporation refuses to allow a shareholder or his or her agent or attorney to inspect the shareholders' list before or at the meeting, the meeting shall be adjourned until the requirements are complied with, on the demand of any shareholder in person or by proxy.

Section 2.10 Action by Shareholders Without a Meeting

Subject to the rights of the holders of any series of preferred stock, any action required or permitted to be taken by the shareholders of the Corporation must be effected at a duly called annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders; provided, however, that shareholders may take action by written consent if the action to be effected by written consent and the taking of such action by written consent is approved in advance by resolution of the Board.

Section 2.11 Organization

At each meeting of the shareholders, the Chairman of the Board or, in his absence or inability to act, the CEO or, in his absence or inability to act, a Vice President or, in his absence or inability to act any person as may be designated by the Board of Directors or, in the absence of such person or if there shall be no such designation, a chairman present in person or represented by proxy shall act as chairman of the meeting. The Secretary or, in his absence or inability to act, an Assistant Secretary, or in his absence or inability to act, any person as may be designated from time to time by the Board of Directors shall act as secretary of each meeting of shareholders and keep the minutes thereof; if no such person is present or has been chosen, the holders of record of a majority of shares of stock present in person or represented by proxy and entitled to vote at the meeting shall choose any person present to act as secretary of the meeting. The order of business at all meetings of the shareholders shall be as determined by the chairman of the meeting.

Section 2.12 Waiver of Notice

A shareholder may waive notice of any annual or special meeting by signing a written notice of waiver either before or after the date of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver or any waiver by electronic transmission of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 2.13 Inspectors of Election

Before any meeting of shareholders, the Board of Directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i)           determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)          receive votes, ballots or consents;

(iii)         hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)         count and tabulate all votes or consents;

(v)          determine when the polls shall close;

(vi)         determine the result; and

(vii)        do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III.
BOARD OF DIRECTORS

Section 3.01 General Powers

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, which may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders or such other persons as provided therein.

Section 3.02 Number, Term, Election and Qualifications

(a)           The number of Directors of the Corporation, each of whom shall be a natural person, shall be determined from time to time by the Directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

(b)           Except as may otherwise be provided herein or in the Certificate of Incorporation, the members of the Board of Directors of the Corporation shall be elected at the annual meeting of shareholders, or at any special shareholders' meeting called for such purpose, by a plurality of the votes cast by the holders of shares entitled to vote in the election.

(c)           Directors shall hold office until the annual meeting of the shareholders next succeeding his election, or until his prior death, resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Corporation.

(d)          All Directors of the Corporation shall have equal voting power.

Section 3.03 Place of Meetings

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Section 3.04 Annual Meetings

The annual meeting of the Board of Directors for the purpose of organizing the Board, appointing officers and members of committees and transacting other business, shall be held immediately following the annual meeting of the shareholders at the same place where such meeting of the shareholders shall be held. No notice shall be required for any such meeting if held immediately after the adjournment, and at the site, of the meeting of the shareholders. If not so held, notice shall be given in the same manner as required for special meetings of the Board of Directors.

Section 3.05 Regular Meetings; Notice

Regular meetings of the Board of Directors may be held without notice and shall be held at such time and at such place as the Board shall fix.

Section 3.06 Special Meetings, Notice

(a)           Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b)          A special meeting of the Board of Directors may be called at any time by the Chairman of the Board or CEO or by two or more Directors and shall be held at such time and place as may be fixed by the person or persons calling the meeting; provided, however, that the time so fixed shall permit the giving of notice as provided in Section 3.06(c).

(c)           Written notice of the time and place of each special meeting of the Board of Directors shall be delivered at least 24 hours days before the day on which such meeting is to be held to each Director personally, or by certified, registered or express mail, postage prepaid, or telegram or cablegram or nationwide overnight courier service addressed to such director at his address as it appears on the records of the Corporation, confirmed on the same day by telegraph, telex, cable, facsimile, wireless or telephone, and the method used for notice of such special meeting need not be the same for each director being notified as otherwise required by law, the Certificate of Incorporation or these Bylaws. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or meeting of a committee of directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

(d)          Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting.

Section 3.07 Chairperson

The Chairperson of the Board, if any and if present, shall preside at all meetings of the Board of Directors. If there shall be no Chairperson, or he or she shall be absent, then the CEO shall preside, and in his absence, any other director chosen by the Board of Directors shall preside.

Section 3.08 Quorum and Adjournments

(a)           At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws.

(b)           A majority of the Directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to Directors not present at time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors who were present at the adjourned meeting.

Section 3.09 Manner of Acting

(a)           At all meetings of the Board of Directors, each Director present shall have one vote.

(b)           Except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof, at whom a quorum is present shall be the act of the Board of Directors or any committee thereof.

(c)           Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

(d)           Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors meeting, or a committee of the Board of Directors meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

(e)           The Board of Directors may adopt such rules and regulations for the conduct of its meetings and for the management of the business and affairs of the Corporation as it may deem proper and not inconsistent with law, the Certificate of Incorporation and these Bylaws.

Section 3.10 Vacancies

Unless otherwise provided for by the Certificate of Incorporation of the Corporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of Directors, or by reason of the death, resignation, disqualification, removal or inability to act of any Director, or other cause, shall be filled by an affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose except whenever the shareholders of any class or classes or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation of the Corporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

Section 3.11 Resignation

A Director may resign at any time by giving written notice of such resignation to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Section 3.12 Removal

Unless otherwise provided for by the Certificate of Incorporation, one or more or all the Directors of the Corporation may be removed at any time with or without cause by the Board of Directors or by a vote of the shareholders entitled to vote thereon at a special meeting of the shareholders called for that purpose. If a Director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that Director.

Section 3.13 Compensation

The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, including, but not limited to attendance at any annual or special meeting of the Board.

Section 3.14 Committees

(a)          Unless otherwise provided for by the Certificate of Incorporation of the Corporation, the Board of Directors, may from time to time designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of two or more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board and, unless otherwise stated by law, the Certificate of Incorporation of the Corporation or these Bylaws shall be governed by the rules and regulations stated herein regarding the Board of Directors.

(b)          Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

(c)           Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.03 (place of meetings and meetings by telephone);
(ii)	Section 3.05 (regular meetings);
(iii)	Section 3.06 (special meetings; notice);
(iv)	Section 3.08 (quorum and adjournments); and
(v)	Section 3.09 (Manner of Acting

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. However:

(i)           the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee;

(ii)          special meetings of committees may also be called by resolution of the Board of Directors; and

(iii)         notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.

Any provision in the Certificate of Incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the Certificate of Incorporation or these Bylaws.

(d)          Unless otherwise provided in the Certificate of Incorporation, these Bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE IV.
OFFICERS

Section 4.01 Officers

(a)           The Corporation's officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws. The officers of the Corporation shall consist of a chief executive officer, one or more vice presidents, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and such other officers as the Board of Directors may from time to time deem advisable. Any officer may hold two or more offices in the Corporation.

(b)           The Chairman, if such an officer be elected, shall preside at all meetings of the Board of Directors. The Chairman shall have supervision of such matters as may be designated to him by the Board of Directors. The Board of Directors may elect a Vice Chairman of the Board, who shall have such authority and shall perform such duties as from time to time may be presented by the Board of Directors.

(c)           The CEO, subject to any supervisory duties that may be given by the Board of Directors to the Chairman, if any, shall have general and active management of the Corporation and general and active supervision and direction over the business operations and affairs of the Corporation and over its several officers, agents and employees. The CEO shall have such other powers and shall perform such other duties as usually pertain to the office of the CEO or as from time to time may be assigned to the CEO by the Board or these Bylaws.

(d)           The Vice Presidents shall perform such duties as may be incidental to their office and as may be assigned to them from time to time by the Board of Directors. In the absence of the CEO, the specific duties assigned to that officer may be exercised by a Vice President as designated by the Board of Directors.

(e)           The Treasurer shall have the care and custody of the funds and securities of the Corporation and shall deposit the same in such bank or banks as the Board of Directors may select, or in the absence of such selection, as may be selected by the Treasurer. The Treasurer shall disburse the funds of the Corporation in the regular conduct of its business or as may be ordered by the Board of Directors. The Treasurer shall perform such other duties as the Board of Directors may from time to time require.

(f)           The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the shareholders in books provided for that purpose. He shall attend to the giving and serving of all notices of the Corporation and shall be the custodian of the corporate seal. He shall have charge of and keep and preserve such books and records of the Corporation as the Board of Directors may prescribe, and he shall perform all other duties incidental to his office and as may be assigned to him by the Board of Directors from time to time. Unless otherwise ordered by the Board of Directors, he may certify copies of and extracts from any of the official records of the Corporation and may also certify as to the Officers of the Corporation and as to similar matters.

(g)           The Assistant Secretaries and Assistant Treasurers shall have such powers and perform such duties as may be assigned to them by the Board of Directors or by the CEO, or by the Secretary or the Treasurer respectively, and in the absence or incapacity of the Secretary or Treasurer, shall have the powers and perform the duties of those officers respectively.

Section 4.02 Resignation

Any officer may resign at any time by giving written notice of such resignation to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 4.03 Removal

Subject to the rights, if any, of an officer under any contract of employment, any officer elected by the Board of Directors may be removed, either with or without cause, and a successor elected by the Board of Directors at any time, and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

Section 4.04 Vacancies

Any vacancy occurring in any office of the Corporation which is required by Section 4.01 to be elected by the Board of Directors, whether by death, resignation, removal or otherwise, shall be filled for the unexpired portion of the term by the Board of Directors. A vacancy in any other office shall be filled in such manner as may be determined by the Board of Directors.

Section 4.05 Compensation

The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors or committee thereof.

Section 4.06 Representation of Shares of Other Corporations

The chairperson of the Board of Directors, the CEO, any vice president, the treasurer, the secretary or assistant secretary of the Corporation, or any other person authorized by the Board of Directors or the CEO or a vice president, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Section 4.07 Authority and Duties of Officers

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the shareholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE V.
CORPORATE INDEMNIFICATION

Section 5.01 Indemnification of Directors and Officers

The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware (as such law may from time to time be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights), indemnify each of its directors and officers (each such person sometimes referred to in this Section 5.01 as an “indemnitee”) against Expenses (as herein defined), judgments, fines, penalties, ERISA excise taxes, settlements, loss, liability, and other amounts actually and reasonably incurred in connection with any Proceeding (as herein defined), arising by reason of such person’s Official Capacity or anything done or not done in such person’s Official Capacity (as herein defined). For purposes of this Section 5.01, a director or officer of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director, officer, manager, member, partner, trustee, or other agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation that was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation. Such indemnification shall include the right to receive payment of any Expenses incurred by the indemnitee in connection with any Proceeding in advance of its final disposition, consistent with the provisions of applicable law as then in effect. The right of indemnification provided in this Section 5.01 shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled, and the provisions of this Section 5.01 shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this Section 5.01 and shall be applicable to Proceedings commenced or continuing after the adoption of this Section 5.01, whether arising from acts or omissions occurring before or after such adoption. In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions and remedies shall apply with respect to advancement of Expenses and the right to indemnification under this Section 5.01. Indemnitee shall be entitled to indemnification and advancement against all Expenses reasonably incurred for serving as a witness by reason of indemnitee’s Official Capacity in any Proceeding with respect to which indemnitee is not a party.

(a)          Advancement of Expenses. All reasonable Expenses incurred by or on behalf of the indemnitee in connection with any Proceeding shall be advanced to the indemnitee by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such, Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by the indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the indemnitee to repay the amounts advanced if it should ultimately be determined that the indemnitee is not entitled to be indemnified against such Expenses pursuant to this Section 5.01.

Notwithstanding the foregoing, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

(b)           Procedure for Determination of Entitlement to Indemnification.

(i)          To obtain indemnification under this Section 5.01, an indemnitee shall submit to the secretary of the Corporation a written request, including such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification (the “Supporting Documentation”). The determination of the indemnitee’s entitlement to indemnification shall be made not later than sixty (60) days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the indemnitee has requested indemnification, whereupon the Corporation shall provide such indemnification, including without limitation advancement of Expenses, so long as the indemnitee is legally entitled thereto in accordance with applicable law

(ii)          The indemnitee’s entitlement to indemnification under this Section 5.01 shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum of the Board of Directors; (B) by a committee of such Disinterested Directors, even though less than a quorum of the Board of Directors; (C) by a written opinion of Independent Counsel (as hereinafter defined) if (x) a Change of Control (as hereinafter defined) shall have occurred and the indemnitee so requests or (y) a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; (D) by the shareholders of the Corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board of Directors, presents the issue of entitlement to indemnification to the shareholders for their determination); or (E) as provided in paragraph (c) below.

(iii)         In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to paragraph (b)(ii) above, a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the indemnitee does not reasonably object; provided, however, that if a Change of Control shall have occurred, the indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board of Directors does not reasonably object.

(iv)         The only basis upon which a finding that indemnification may not be made is that such indemnification is prohibited by law.

(v)          The Corporation shall pay all costs associated with its determination of indemnitee’s eligibility for indemnification.

(c)           Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided in this Section 5.01, if a Change of Control shall have occurred, the indemnitee shall be presumed to be entitled to indemnification under this Section 5.01 upon submission of a request for indemnification together with the Supporting Documentation in accordance with paragraph (b)(i), and thereafter the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under paragraph (b)(ii) above to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within sixty (60) days after receipt by the Corporation of the request therefor together with the Supporting Documentation, the indemnitee shall be deemed to be entitled to indemnification and the indemnitee shall be entitled to such indemnification unless (A) the indemnitee misrepresented a material fact, or omitted a material fact necessary to make indemnitee’s statement not misleading, in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any Proceeding described in this Section 5.01, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the indemnitee to indemnification or create a presumption that the indemnitee did not act in good faith and in a manner that the indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that the indemnitee had reasonable cause to believe that the indemnitee’s conduct was unlawful.

(d)           Remedies of Indemnitee.

(i)           In the event that a determination is made pursuant to paragraph (b)(ii) that the indemnitee is not entitled to indemnification under this Section 5.01: (A) the indemnitee shall be entitled to seek an adjudication of his or her entitlement to such indemnification either, at the indemnitee’s sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction, or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; (B) any such judicial Proceeding or arbitration shall be de novo and the indemnitee shall not be prejudiced by reason of such adverse determination; and (C) in any such judicial Proceeding or arbitration the Corporation shall have the burden of proving that the indemnitee is not entitled to indemnification under this Section 5.01.

(ii)           If a determination shall have been made or is deemed to have been made, pursuant to paragraph (b)(ii) or (iii), that the indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five (5) days after such determination has been made or is deemed to have been made and shall be conclusively bound by such determination unless (A) the indemnitee misrepresented a material fact, or omitted a material fact necessary to make indemnitee’s statement not misleading, in making the request for indemnification or in the Supporting Documentation, or (B) such indemnification is prohibited by law. In the event that: (X) advancement of Expenses is not timely made pursuant to paragraph (a); or (Y) payment of indemnification is not made within five (5) days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to paragraph (b)(ii) or (iii), the indemnitee shall be entitled to seek judicial enforcement of the Corporation’s obligation to pay to the indemnitee such advancement of Expenses or indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (A) or (B) of this clause (ii) (a “Disqualifying Event”); provided, however, that in any such action the Corporation shall have the burden of proving the occurrence of such Disqualifying Event.

(iii)          The Corporation shall be precluded from asserting in any judicial Proceedings or arbitration commenced pursuant to this paragraph (d) that the procedures and presumptions of this Section 5.01 are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Section 5.01.

(iv)          In the event that the indemnitee, pursuant to this paragraph (d), seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Section 5.01, the indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any Expenses actually and reasonably incurred by the indemnitee if the indemnitee prevails in such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that the indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the indemnitee in connection with such judicial adjudication shall be prorated accordingly.

(e)           Definitions. For purposes of this Section 5:

(i)           “Change in Control” means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities without the prior approval of at least a majority of the members of the Board of Directors in office immediately prior to such acquisition; (ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation’s shareholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors;

(ii)          “Disinterested Director” means a director of the Corporation who is not a party to the Proceeding in respect of which indemnification or advancement of Expenses is sought by the indemnitee;

(iii)         “Expenses” shall include all direct and indirect costs including, but not limited to, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, advisory fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with investigating, prosecuting, defending (or preparing to investigate, prosecute or defend) a Proceeding, or being or preparing to be a witness in a Proceeding;

(iv)         “Independent Counsel” means a law firm or a member of a law firm that neither presently is, nor in the past five (5) years has been, retained to represent: (A) the Corporation or the indemnitee in any matter material to either such party or (B) any other party to the Proceeding giving rise to a claim for indemnification under this Section 5.01. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing under such persons relevant jurisdiction of practice, would have a conflict of interest in representing either the Corporation or the indemnitee in an action to determine the indemnitee’s rights under this Section 5.01.

(v)          “Official Capacity” means indemnitee’s corporate status as an officer and/or director and any other fiduciary capacity in which indemnitee serves the Corporation, its subsidiaries or affiliates, and any other entity which indemnitee serves in such capacity at the request of any of the Corporation’s Board of Directors or any committee of its board of directors, chief executive officer, chairman of the Board of Directors, or president. “Official Capacity” also refers to all actions which indemnitee takes or does not take while serving in such capacity; and

(vi)         “Proceeding” includes any actual or threatened inquiry, investigation, action, suit, arbitration, or any other such actual or threatened action or occurrence, whether civil, criminal, administrative or investigative.

(f)           Invalidity; Severability; Interpretation. If any provision or provisions of this Section 5.01 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Section 5.01 (including, without limitation, all portions of any paragraph of this Section 5.01 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Section 5.01 (including, without limitation, all portions of any paragraph of this Section 5.01 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid; illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Reference herein to laws, regulations or agencies shall be deemed to include all amendments thereof, substitutions therefor and successors thereto.

(g)          Contractual Rights; Applicability. The right to be indemnified or to the reimbursement or advancement of Expenses pursuant hereto (i) is a contract right based upon good and valuable consideration, pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof.

Section 5.02 Indemnification of Others

The Corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its officers, employees and agents (other than directors and officers) against Expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any Proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 5.02, an officer, employee or agent of the Corporation (other than a director or officer) includes any person (a) who is or was an officer, employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as a director, officer, manager, member, partner, trustee, employee or other agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, or (c) who was an officer, employee or agent of a corporation that was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 5.03 Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, manager, member, partner, trustee, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.

Section 5.04 Limitation on Indemnification

Subject to the requirements in the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):

(a)          for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)          for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c)          for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d)          initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under this Section 5 or (d) otherwise required by applicable law; or

(e)           if prohibited by applicable law.

Section 5.05 Determination; Claim

If a claim for indemnification or advancement of expenses under this Article V is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article V, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

Section 5.06 Non-Exclusivity of Rights

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

Section 5.07 Survival

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VI.
SHARES OF STOCK

Section 6.01 Certificate of Stock

Every holder of shares of capital stock of the Corporation will be entitled to have a certificate representing all shares to which he is a holder, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. No certificate representing shares will be issued until such shares are fully paid. Certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be approved by the Board of Directors and shall be signed by or in the name of the corporation by the Chairman or Vice-Chairman or by the CEO or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, provided that the signatures of any such officers thereon may be facsimiles. The seal of the Corporation shall be impressed, by original or by facsimile, printed or engraved, on all such certificates. A certificate may also be signed by the transfer agent and a registrar as the Board of Directors may determine, and in such case the signature of the transfer agent or the registrar may also be facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 6.02 Stock Records

The Corporation shall keep at such place or places, within or without the State of Florida, as the Board of Directors may from time to time determine, the stock record books in which shall be recorded the number of shares issued, the names of the owners of the shares, the number. Of shares owned by them respectively, and the transfer of such shares with the date of transfer. Blank stock certificate books shall be kept by the Secretary or by any officer or agent designated by the Board of Directors.

Section 6.03 Registration of Transfers

Registration of transfer of certificates representing shares of stock of the Corporation shall be effected only on the books of the Corporation only upon authorization by the registered holder thereof, or by his attorney duly executed and filed with the Secretary or with a designated transfer agent or transfer clerk, and upon surrender to the Corporation or any transfer agent of the Corporation of the certificate or certificates being transferred, which certificate or certificates shall be properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Whenever a certificate is endorsed by or accompanied by a stock power executed by someone other than the person or persons named in the certificate, evidence of authority to transfer shall also be submitted with the certificate. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

Section 6.04 Determination of Shareholders

Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of shareholders as the owner of such share or shares for all purposes, including, without limitation, the right to receive dividends or other distributions, and to vote as such owner. The Corporation may hold any such shareholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof.

Section 6.05 Regulations Governing Issuance and Transfer of Shares

The Board of Directors shall have the power and authority to make all such rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

Section 6.06 Lost, Stolen or Destroyed Stock Certificates

The holder of any certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of such certificate, and the Board of Directors may authorize the issuance of a new certificate of stock in lieu thereof upon satisfactory proof of such loss, theft or destruction upon the giving of an open penalty bond with surety satisfactory to the Treasurer and the Corporation's counsel, to protect the Corporation or any person injured on account of the alleged loss, theft or destruction of any such certificate or the issuance of a new certificate from any liability or expense which it or they may incur by reason of the original certificates remaining outstanding and upon payment of the Corporation's reasonable costs incident thereto.

Section 6.07 Special Designation on Certificate

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.07 or Sections 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.07 a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

ARTICLE VII.
DIVIDENDS

The Directors of the Corporation, subject to any rights or restrictions contained in the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the DGCL. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock.

The Directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

ARTICLE VIII.
MISCELLANEOUS

Section 8.01 Fiscal Year

The fiscal year of the Corporation shall be fixed, and shall be subject to change by the Board of Directors from time to time, subject to applicable law.

Section 8.02 Corporate Seal

The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors.

Section 8.03 Execution of Corporate Contracts and Instruments

Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 8.04 Construction; Definitions

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX.
AMENDMENTS

The Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, the Bylaws of the Corporation.

A Bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

Appendix D

PROVISIONS OF FLORIDA BUSINESS CORPORATION ACT RELATING TO APPRAISAL RIGHTS

607.1301 APPRAISAL RIGHTS; DEFINITIONS.

The following definitions apply to Sections 607.1302-607.1333:

(1)          "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of Section 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)          "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)          "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in Section 607.1322-607.1333, includes the surviving entity in a merger.

(4)          "Fair value" means the value of the corporation's shares determined:

(a)          Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)         Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(5)          "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)          "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)          "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)          "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)          "Shareholder" means both a record shareholder and a beneficial shareholder.

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607.1302 RIGHT OF SHAREHOLDERS TO APPRAISAL.

(1)           A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a)          Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by Section 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by Section 607.1104;

(b)          Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c)          Consummation of a disposition of assets pursuant to Section 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d)         Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, by-laws, or a resolution of the board of directors, except that no by-law or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e)          With regard to shares issued prior to October 1, 2003, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

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(2)           Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a)           Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1.            Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2.            Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b)           The applicability of paragraph (a) shall be determined as of:

1.            The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2.            If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c)           Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d)           Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1.            Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

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2.            Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in Section 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e)           For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3)           Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4)           A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a)          Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, by-laws, or board of directors' resolution authorizing the corporate action; or

(b)           Was procured as a result of fraud or material misrepresentation.

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607.1303 ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.

(1)           A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2)           A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a)           Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in Section 607.1322(2)(b)2.

(b)           Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320 NOTICE OF APPRAISAL RIGHTS.

(1)           If proposed corporate action described in Section 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of Sections 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2)           In a merger pursuant to Section 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in Section 607.1322.

(3)           If the proposed corporate action described in Section 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to Section 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in Section 607.1322.

607.1321 NOTICE OF INTENT TO DEMAND PAYMENT.

(1)           If proposed corporate action requiring appraisal rights under Section 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under Section 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a)           Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to Section 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b)           Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2)           A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

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607.1322 APPRAISAL NOTICE AND FORM.

(1)          If proposed corporate action requiring appraisal rights under Section 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of Section 607.1321. In the case of a merger under Section 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2)          The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a)          Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1.            The shareholder's name and address.

2.            The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3.            That the shareholder did not vote for the transaction.

4.            Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5.            If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b)          State:

1.             Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2.             A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3.             The corporation's estimate of the fair value of the shares.

4.             An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5.             That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6.             The date by which the notice to withdraw under Section 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

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(c)          Be accompanied by:

1.             Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2.             A copy of Sections 607.1301-607.1333.

607.1323 PERFECTION OF RIGHTS; RIGHT TO WITHDRAW.

(1)           A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to Section 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to Section 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2)           A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to Section 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3)           A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324 SHAREHOLDER'S ACCEPTANCE OF CORPORATION'S OFFER.

(1)           If the shareholder states on the form provided in Section 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2)           Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326 PROCEDURE IF SHAREHOLDER IS DISSATISFIED WITH OFFER.

(1)          A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to Section 607.1322(2)(b)4 must notify the corporation on the form provided pursuant to Section 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2)          A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in Section 607.1322(2)(b) 2 waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to Section 607.1322(2)(b)4.

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607.1330 COURT ACTION.

(1)       If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to Section 607.1326 may commence the proceeding in the name of the corporation.

(2)       The proceeding shall be commenced in the appropriate court of the county in which the corporation’s principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3)       All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4)       The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5)       Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares, plus interest, as found by the court.

(6)       The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331 COURT COSTS AND COUNSEL FEES.

(1)          The court in an appraisal proceeding commenced under 1 Section 607.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

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(2)           The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)          Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with Sections 607.1320 and 607.1322; or

(b)          Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3)          If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4)          To the extent the corporation fails to make a required payment pursuant to Section 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332 DISPOSITION OF ACQUIRED SHARES.

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333 LIMITATION ON CORPORATE PAYMENT.

(1)           No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of Section 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a)           Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b)           Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2)          The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

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